                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors

WebEx Communications, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Financial Data" in the prospectus.

                                          /s/ KPMG LLP

Mountain View, California

July 26, 2000